UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2021

Baker Hughes Company
 (Exact name of registrant as specified in charter)

Delaware	1-38143	81-4403168
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17021 Aldine Westfield
Houston,	Texas	77073-5101
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 439-8600
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The 2021 Annual Meeting of Shareholders of Baker Hughes Company (the "Company") was held on May 14, 2021 (the "Annual Meeting") to (i) elect nine members to the Board of Directors (the "Board") to serve for a one-year term; (ii) vote on an advisory vote to approve the Company's executive compensation program; (iii) ratify KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2021; (iv) approve the Amendment and Restatement of the Baker Hughes Company Employee Stock Purchase Plan (the "ESPP"); and (v) approve the Baker Hughes Company 2021 Long-Term Incentive Plan (the "2021 LTIP"). Each director nominated was elected, and the advisory vote to approve the Company's executive compensation program, the ratification of KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2021, the ESPP, and the 2021 LTIP were each approved.

As of March 18, 2021, the record date, there were 766,338,436 shares of Class A common stock ("Class A Common Stock") issued and outstanding and entitled to vote at the Annual Meeting and 274,603,799 shares of Class B common stock (“Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”), issued and outstanding and entitled to vote at the Annual Meeting. There were 962,003,237 shares of Common Stock represented in person or by proxy at the Annual Meeting, constituting a quorum. The affirmative vote of the plurality of votes cast by the holders of shares of Common Stock present or represented at the Annual Meeting and entitled to vote is needed to elect each director. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter is required for the approval of the other proposals.

The number of votes for, withheld and broker non-votes for the election of each director was as follows:

Name	Number of Votes FOR	Withheld Votes	Broker Non-Votes
W. Geoffrey Beattie	848,431,875	79,998,784	33,572,577
Gregory D. Brenneman	914,843,220	13,587,439	33,572,577
Cynthia B. Carroll	923,231,439	5,199,220	33,572,577
Clarence P. Cazalot, Jr.	920,526,401	7,904,258	33,572,577
Nelda J. Connors	922,970,650	5,460,009	33,572,577
Gregory L. Ebel	891,243,089	37,187,570	33,572,577
Lynn L. Elsenhans	916,247,204	12,183,455	33,572,577
John G. Rice	927,237,617	1,193,042	33,572,577
Lorenzo Simonelli	891,568,441	36,862,218	33,572,577

The number of votes for, against, abstentions and broker non-votes with respect to the advisory vote related to the Company's executive compensation program was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstentions	Broker Non-Votes
821,002,853	107,090,513	337,293	33,572,577

The number of votes for, against, abstentions and broker non-votes with respect to the ratification of KPMG LLP as the Company's Independent Registered Public Accounting Firm for fiscal year 2021 was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstentions	Broker Non-Votes
960,946,145	627,870	429,220	—

The number of votes for, against, abstentions and broker non-votes with respect to the approval of the ESPP was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstentions	Broker Non-Votes
927,496,475	733,293	200,890	33,572,577

The number of votes for, against, abstentions and broker non-votes with respect to the approval of the 2021 LTIP was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstentions	Broker Non-Votes
910,427,558	17,767,516	235,585	33,572,577
Item 8.01. Other Events

On May 14, 2021, the Board of Directors elected Lorenzo Simonelli as Chairman of the Board and W. Geoffrey Beattie as Lead Director.

The Board of Directors approved the 2021 LTIP on March 25, 2021, subject to shareholder approval on May 14, 2021. On May 13, 2021, the Compensation Committee of the Board of Directors approved the forms of agreements for awards with respect to shares of the Company's Class A common stock to directors, officers and employees of the Company pursuant to the 2021 LTIP (collectively, the "Award Agreements"), substantially in the forms filed as Exhibits to this report.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

10.1	Form of Director Restricted Stock Unit Award Agreement under the Baker Hughes Company 2021 Long-Term Incentive Plan dated May 2021
10.2	Form of Restricted Stock Unit Award Agreement (three year ratable vest) under the Baker Hughes Company 2021 Long-Term Incentive Plan dated May 2021
10.3	Form of Restricted Stock Unit Award Agreement (three year cliff vest) under the Baker Hughes Company 2021 Long-Term Incentive Plan dated May 2021
10.4	Form of Performance Share Unit Award Agreement under the Baker Hughes Company 2021 Long-Term Incentive Plan dated May 2021
10.5	Form of Stock Option Award Agreement under the Baker Hughes Company 2021 Long-Term Incentive Plan dated May 2021
101.SCH*	Inline XBRL Schema Document
101.CAL*	Inline XBRL Calculation Linkbase Document
101.LAB*	Inline XBRL Label Linkbase Document
101.PRE*	Inline XBRL Presentation Linkbase Document
101.DEF*	Inline XBRL Definition Linkbase Document
104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)
* Furnished herewith.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES COMPANY

Dated: May 19, 2021	By:	/s/ Lee Whitley
Lee Whitley Vice President and Corporate Secretary